Prudential Investment Portfolios, Inc. 17
Prudential Total Return Bond Fund

Supplement dated June 16, 2015 to the Currently Effective Statement of Additional Information

Effective as of July 1, 2015, the Fund’s Manager, Prudential Investments LLC (PI) has agreed to a reduced management fee rate on Fund assets over $10 billion. To reflect this change, effective as of July 1, 2015, the management fee rate appearing for PI in Part I of the Statement of Additional Information is hereby deleted, and the following new management fee rate is substituted:

0.50% on average daily net assets up to $1 billion;
0.45% on average daily net assets over $1 billion to $10 billion;
0.44% on average daily net assets over $10 billion.

LR773